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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 18, 2005

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                            TEDA TRAVEL INCORPORATED
               (Exact name of registrant as specified in Charter)


           Florida                      000-29077                65-0963971
(State or other jurisdiction of    (Commission File No.)       (IRS Employee
 incorporation or organization)                             Identification No.)

                      30 Burton Hills Boulevard, Suite 310
                               Nashville, Tn 37215
                    (Address of Principal Executive Offices)

                                 (615) 361-5551
                            (Issuer Telephone Number)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01   Changes in Registrant's Certifying Accountant.

Webb & Company, P.A., Certified Public Accountants, audited the financial statements of the Registrant for the calendar year ended December 31, 2004. These financial statements accompanied the Registrant's Annual Reports on Form 10-KSB for the calendar year ended December 31, 2004, which was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference. The Registrant has been notified that effective November 18, 2005, Webb & Company, P.A. has resigned as the Registrant's auditor.

During the fiscal years ended December 31, 2004 and 2003, the financial statements of the Registrant did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that such financial statements were prepared assuming the Registrant will continue as a going concern.

In addition, during the fiscal years ended December 31, 2004 and 2003, and the subsequent interim periods ended March 31, June 30 and September 30, 2005, there were no disagreements between the Registrant and Webb & Company, P.A. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices, which if not resolved to the satisfaction of Webb & Company, P.A., would have caused Webb & Company, P.A. to make reference to the subject matter of the disagreement in connection with its reports.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TEDA TRAVEL INCORPORATED


                                         By: /s/ Michael Kane
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                                             Michael Kane
                                             Chief Financial Officer

Dated: November 23, 2005